UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23138

FS Global Credit Opportunities Fund—ADV
(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman
FS Global Credit Opportunities Fund—ADV
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2018

Item 1.   Reports to Stockholders.
The semi-annual report (the “Semi-Annual Report”) of FS Global Credit Opportunities Fund—ADV (the “Company”) for the six months ended June 30, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Semi-annual report 2018

Finding value to generate income and growth

FS Global Credit
Opportunities

Fund–ADV

Michael Forman Chairman & Chief Executive Officer FS Global Credit Opportunities Fund

Fellow Shareholder,

The first half of 2018 marked another important milestone in our efforts to drive value for FS Global Credit Opportunities Fund’s (FSGCO, or the Fund) shareholders. Effective April 9, 2018, FS Global Advisor (the Advisor) assumed sole management of FSGCO with an emphasis on improving distribution coverage, upgrading the portfolio and growing the Fund’s net asset value.

To lead this transition and build upon the existing scale of FSGCO, FS Investments (FS) has significantly expanded its internal credit investment team. As mentioned in my last letter, FS hired Andrew Beckman in December, a seasoned credit professional with deep experience and a strong track record in special situations and event-driven strategies. Andrew joined from DW Partners, a $3 billion alternative credit manager, where he was a partner and Head of Corporate Credit and Special Situations. Prior to that, Andrew built and managed Magnetar Capital’s event-driven credit business and also served as Co-Head of Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Under Andrew’s leadership, FS has continued to build out a hand-selected credit investment team to source and manage investments for FSGCO. Nicholas Heilbut, who worked closely with Andrew at DW Partners, also joined FS earlier this year. Together, along with the recent addition of five key investment professionals, they are leveraging their collective experience in special situations and event-driven credit investing with a focus on generating strong returns for FSGCO investors.

Since assuming all operational and investment management functions of FSGCO, the Advisor has focused on reducing FSGCO’s exposure to higher-beta investments and redirecting the portfolio to idiosyncratic, high-conviction opportunities in order to provide a differentiated way to deliver growth and income to our investors.

During the first half of 2018, FSGCO maintained its focus on investing at the top of the corporate capital structure. As of June 30, 2018, approximately 35% of the portfolio consisted of first-lien senior secured debt, up from 26% as of December 31, 2017. Concurrently, the allocation to unsecured bonds and equity/structured products declined to 23% and 7%, respectively, as of June 30, 2018, from 29% and 10%, respectively, as of December 31, 2017.

We remain fully committed to the Fund’s long-term success, which we believe is reflected in our $13 million sponsor investment and through the reduction in management and incentive fees. In connection with the Advisor assuming sole management of the Fund, it is waiving 0.50% of annual base management fees for the 2018 calendar year so that the annual base management fee is equal to 1.50%. In addition, incentive fees are being waived for the same 12-month period. The Advisor intends to permanently lower the management fee to the 1.5% level following the waiver period.

Market review

Leveraged credit prices rose in the first half of 2018, as rising short-term U.S. Treasury yields weighed on higher-duration investments.[1,2] Lower-rated credits generally outperformed their lower-yielding peers given their reduced sensitivity to rate concerns and a generally stable corporate backdrop.[3,4] Benefiting from their floating rate coupons and position as a possible hedge against rising interest rates, flows into senior secured loans remained positive, with bank loan mutual funds posting a net inflow of $12.8 billion through the first half of the year.[5] However, flows into high yield bonds remained decisively negative, with high yield bond mutual funds recording an outflow of approximately $22.9 billion during the first six months of 2018.[5]

High yield bonds returned 0.08% during the first half of 2018, and have now posted gains in 9 of the past 10 quarters.[1] Senior secured loans posted a more robust 2.38% return in the first half and have now posted a gain in each of the past 10 quarters.[2]

Against the backdrop of stable corporate fundamentals and evolving interest rate concerns, investor demand for higher-yield and lower-rated corporate credit improved. CCC rated high yield bonds and CCC rated senior secured loans returned 4.0% and 5.1%, respectively, during the first half of the year, both benefiting from their lower durations relative to other fixed income investments.[3,4]

Performance review

By focusing on select opportunities, such as event-driven opportunities, special situations and market-price inefficiencies, we aim to build a portfolio that offers the potential for high total returns, comprised of both income and growth, compared to traditional investment strategies.

The feeder funds’ shareholder returns outperformed high yield bonds, senior secured loans, CCC rated high yield bonds and CCC rated senior secured loans during the first half of 2018.[1,2,4,7]

FSGCO’s feeder funds outperformed high yield bonds and senior secured loans in the first half of 2018.[1,2,6]		1H 2018[7]		1H 2018
	FSGCO–A	6.6%	High yield bonds[1]	0.1%
	FSGCO–D	6.6%	Senior secured loans[2]	2.4%
	FSGCO–T	6.4%
	FSGCO–ADV	6.6%
	FSGCO–T2	5.9%

Amid yield compression in both the high yield and senior secured loan markets during the first half of 2018, we believe investing in a select number of value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns relative to today’s low-yield market environment.

Especially in tight markets, we believe our strategy of focusing on pockets of the market where there are return or income premiums due to either liquidity constraints or the complexity of the investment should help to generate value. Looking to the second half of 2018, we will continue to seek out investments that offer the potential for higher return premiums, while selectively rotating out of investments with a high correlation to the broader credit markets.

Thank you for your continued support and trust in us.

Sincerely,

Michael Forman
Chairman & Chief Executive Officer
FS Global Credit Opportunities Fund

1 ICE BofAML U.S. High Yield Master II Index.

2 Credit Suisse Leveraged Loan Index.

3 CCC rated high yield bonds are represented by the ICE BofAML U.S. High Yield CCC & Lower Rated Index, which is a subset of the ICE BofAML U.S. High Yield Master II Index that includes high yield bonds rated CCC or below.

4 CCC rated senior secured loans are represented by a subset of the Credit Suisse Leveraged Loan Index containing only loan facilities rated CCC or below.

5 Thomson Reuters Lipper.

6 FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV) and FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2).

7 Shareholder returns shown are the total returns an investor received for the applicable period taking into account all distributions paid during such period, compounded monthly. The calculation assumes that the investor purchased shares for all feeder funds at their respective net asset values per share at the beginning of the applicable period; and in each case reinvested all cash distributions pursuant to the applicable feeder fund’s distribution reinvestment plan (DRP). Valuation as of the end of each period is the redemption price pursuant to the applicable feeder fund’s share repurchase program on such date. Shareholder returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of Fund–A’s public offering price, up to 2% of Fund–D’s public offering price, and up to 4% of Fund–T’s and Fund–T2’s public offering price. Also, for Fund–T and Fund–T2, shareholder returns do not include any applicable contingent deferred sales charge (CDSC). Had such selling commissions and dealer manager fees or the CDSC been included, performance would be lower. Upon liquidation or redemption, market conditions may cause the actual values to be more or less than the values shown.

The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–ADV’s and Fund–T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO portfolio highlights
As of June 30, 2018 (unless otherwise noted)

Senior secured debt represented 68% of the Fund’s portfolio.

Portfolio composition			Industry classification (by fair value)
■	Senior secured loans — 1st lien	35%	■	Software & Services	18%
■	Senior secured loans — 2nd lien	13%	■	Energy	14%
■	Senior secured bonds	20%	■	Materials	12%
■	Subordinated debt	23%	■	Capital Goods	10%
■	Collateralized securities	2%	■	Consumer Services	7%
■	Equity/other	7%	■	Retailing	6%
			■	Diversified Financials	6%
			■	Insurance	4%
			■	Media	4%
			■	Pharmaceuticals, Biotechnology & Life Sciences	3%
			■	Technology Hardware & Equipment	3%
			■	Consumer Durables & Apparel	3%
			■	Telecommunication Services	2%
			■	Transportation	2%
			■	Health Care Equipment & Services	2%
			■	Household & Personal Products	2%
			■	Commercial & Professional Services	1%
			■	Real Estate	1%
			■	Food & Staples Retailing	<1%

FSGCO Officers + Trustees

Officers

Michael Forman	Stephen S. Sypherd
Chairman & Chief Executive Officer	Vice President, Treasurer and Secretary

Edward T. Gallivan, Jr.	James F. Volk
Chief Financial Officer	Chief Compliance Officer

Zachary K. Klehr
Executive Vice President

Board of Trustees

Michael Forman	Philip E. Hughes, Jr.
Chairman & Chief Executive Officer	Trustee
Vice-Chairman of Keystone Industries
Walter W. Buckley, III
Trustee	Oliver C. Mitchell, Jr.
Chairman & Chief Executive Officer,	Trustee
Actua Corporation	Attorney & Consultant

David L. Cohen	Charles P. Pizzi
Trustee	Trustee
Senior Executive Vice President,	Retired President, Director & Chief Executive
Comcast Corporation	Officer, Tasty Baking Company

Barbara J. Fouss
Trustee
Former Director of Strategic Initiatives &
Chief Credit Policy Officer, Sun National Bank

FS Global Credit Opportunities Fund—ADV
Semi-Annual Report for the Six Months Ended June 30, 2018
i

FS Global Credit Opportunities Fund—ADV
Unaudited Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2018
Assets
Investment in FS Global Credit Opportunities Fund, at fair value (cost—$58,797)	$57,630
Cash	413
Total assets	$58,043
Liabilities
Shareholder distributions payable	$128
Distribution fees payable	57
Administrative services expense payable	1
Transfer agent fees payable	11
Professional fees payable	5
Accounting and administrative fees payable	1
Other accrued expenses and liabilities	11
Total liabilities	$214
Net assets	$57,829
Commitments and contingencies—($0)(1)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 7,410,128 shares issued and outstanding	$7
Capital in excess of par value	58,563
Accumulated net realized gain (loss)	23
Accumulated net investment income(2)	403
Net unrealized appreciation (depreciation) on investment	(1,167)
Net assets	$57,829
Net asset value per common share at period end	$7.80

(1)
See Note 6 for a discussion of the Company’s commitments and contingencies.

(2)
See Note 5 for a discussion of the sources of distributions declared by the Company.

See notes to unaudited financial statements.
1

FS Global Credit Opportunities Fund—ADV
Unaudited Statement of Operations
(in thousands)

Six Months Ended June 30, 2018
Investment income
Distributions from FS Global Credit Opportunities Fund	$2,039
Total investment income	2,039
Operating expenses
Administrative services expenses	5
Distribution fees	136
Transfer agent fees	24
Accounting and administrative fees	4
Professional fees	16
Printing fees	40
Other general and administrative expenses	12
Total operating expenses	237
Net investment income (loss)	1,802
Realized and unrealized gain/loss from FS Global Credit Opportunities Fund
Net realized gain (loss) on investment	17
Net change in unrealized appreciation (depreciation) on investment	2,574
Total net realized gain (loss) and unrealized appreciation (depreciation) on investment	2,591
Net increase (decrease) in net assets resulting from operations	$4,393

See notes to unaudited financial statements.
2

FS Global Credit Opportunities Fund—ADV
Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income (loss)	$1,802	$3,531
Net realized gain (loss) on investment	17	6
Net change in unrealized appreciation (depreciation) on investment	2,574	(4,207)
Net increase (decrease) in net assets resulting from operations	4,393	(670)
Shareholder distributions(1)
Distributions from net investment income	(1,720)	(3,772)
Net decrease in net assets resulting from shareholder distributions	(1,720)	(3,772)
Capital share transactions(2)
Issuance of common shares	—	46,131
Reinvestment of shareholder distributions	912	2,218
Repurchases of common shares	(2,328)	(316)
Net increase (decrease) in net assets resulting from capital share transactions	(1,416)	48,033
Total increase in net assets	1,257	43,591
Net assets at beginning of period	56,572	12,981
Net assets at end of period	$57,829	$56,572
Accumulated net investment income(1)	$403	$321

(1)
See Note 5 for a discussion of the sources of distributions declared by the Company.

(2)
See Note 3 for a discussion of transactions with respect to the Company’s common shares during the six months ended June 30, 2018 and the year ended December 31, 2017.

See notes to unaudited financial statements.
3

FS Global Credit Opportunities Fund—ADV
Unaudited Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$4,393
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of common shares of FS Global Credit Opportunities Fund	(744)
Sales of common shares of FS Global Credit Opportunities Fund	2,328
Net realized (gain) loss on investment	(17)
Net change in unrealized (appreciation) depreciation on investment	(2,574)
Increase (decrease) in payable for investment purchased	(415)
Increase (decrease) in expense recoupment payable to sponsor(1)	(3)
Increase (decrease) in distribution fees payable	(47)
Increase (decrease) in transfer agent fees payable	7
Increase (decrease) in professional fees payable	(15)
Increase (decrease) in other accrued expenses and liabilities	8
Net cash provided by (used in) operating activities	2,921
Cash flows from financing activities
Reinvestment of shareholder distributions	912
Repurchases of common shares	(2,328)
Shareholder distributions	(1,762)
Net cash provided by (used in) financing activities	(3,178)
Total increase (decrease) in cash	(257)
Cash at beginning of period	670
Cash at end of period	$413

(1)
See Note 4 for a discussion of reimbursements paid to the Company by its sponsor and affiliates and recoupment of such amounts payable by the Company to its sponsor and affiliates.

See notes to unaudited financial statements.
4

FS Global Credit Opportunities Fund—ADV
Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Period from July 6, 2016 (Commencement of Operations) to December 31, 2016
Per Share Data:(1)
Net asset value, beginning of period	$7.45	$8.04	$7.32
Results of operations
Net investment income (loss)(2)	0.24	0.62	0.29
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.34	(0.54)	0.76
Net increase (decrease) in net assets resulting from operations	0.58	0.08	1.05
Shareholder distributions(3)
Distributions from net investment income	(0.23)	(0.67)	(0.33)
Net decrease in net assets resulting from shareholder distributions	(0.23)	(0.67)	(0.33)
Net asset value, end of period	$7.80	$7.45	$8.04
Shares outstanding, end of period	7,410,128	7,596,001	1,615,221
Total return(4)(5)	7.86%	0.89%	14.44%
Ratio/Supplemental Data:
Net assets, end of period	$57,829	$56,572	$12,981
Ratio of net investment income to average net assets(6)(7)	6.24%	7.93%	3.70%
Ratio of total operating expenses to average net assets(6)	0.82%	2.22%	1.48%
Ratio of expense recoupment to (reimbursement from) sponsor to average net assets(6)	—%	0.04%	(0.43)%
Ratio of net operating expenses to average net assets(6)	0.82%	2.26%	1.05%
Portfolio turnover of FS Global Credit Opportunities Fund	41%	94%	92%(8)

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Company at the Company’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, FS Global Credit Opportunities Fund’s (the “Fund”) ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment in the Fund during the applicable period and do not represent an actual return to shareholders.

See notes to unaudited financial statements.
5

FS Global Credit Opportunities Fund—ADV
Financial Highlights (continued)
(in thousands, except share and per share amounts)

(5)
Data for periods of less than one year are not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Does not reflect the proportionate share of income and expenses accrued by the Fund. Ratios for the period from July 6, 2016 (Commencement of Operations) to December 31, 2016 are not annualized. Annualized ratios for the six months ended June 30, 2018 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2018.

(7)
For the six months ended June 30, 2018 and the year ended December 31, 2017, no portion of the Company’s operating expenses was reimbursed by the sponsor. Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 3.27% for the period from July 6, 2016 (Commencement of Operations) to December 31, 2016.

(8)
Portfolio turnover of FS Global Credit Opportunities Fund is for the year ended December 31, 2016.

See notes to unaudited financial statements.
6

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund—ADV, or the Company, was organized as a Delaware statutory trust on February 17, 2016. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company invests substantially all of its net assets in FS Global Credit Opportunities Fund, or the Fund. The investment objectives and strategies of the Fund are identical to the Company’s. The Company’s unaudited financial statements should be read in conjunction with the unaudited consolidated financial statements of the Fund included herein. As of June 30, 2018, the Company held approximately 3.7% of the outstanding common shares of the Fund. The Company commenced investment operations on July 6, 2016, when the Company held the initial closing in its continuous public offering.
The Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s unaudited financial statements should be read in conjunction with its audited financial statements as of and for the year ended December 31, 2017 included in the Company’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the financial statements were issued with the U.S. Securities and Exchange Commission, or the SEC.
Investment in the Fund: The Company’s investment in the Fund is recorded at fair value and is based upon the Company’s percentage ownership of the common shares of the Fund. The performance of the Company is directly affected by the performance of the Fund.
Use of Estimates: The preparation of the Company’s unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investment: The Company invests substantially all of its net assets in the Fund. As such, the Company determines the net asset value, or NAV, of its common shares of beneficial interest, par value $0.001 per share, or its common shares, daily based on the NAV of its interest in the Fund (as provided by the Fund). The Company calculates NAV per common share by subtracting liabilities
7

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

(including accrued expenses and distributions) from the total assets of the Company (the value of its interest in the Fund, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Company’s investment in the Fund is considered Level 3 as defined under fair value accounting standards. See Note 2 to the Fund’s unaudited consolidated financial statements included herein for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.
Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund are recorded on the record date. See Note 2 to the Fund’s unaudited consolidated financial statements included herein for detailed information on the Fund’s policies regarding revenue recognition.
Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Because the Company invests substantially all of its net assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To qualify and maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Company also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of its net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the six months ended June 30, 2018, the Company did not incur any interest or penalties.
The Company has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions: Distributions to the Company’s shareholders are recorded as of the record date. Subject to the discretion of the Company’s board of trustees, or the Board, and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. At least annually, the Company intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and
8

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Company’s common shares during the six months ended June 30, 2018 and the year ended December 31, 2017:
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	5,738,111	$46,131
Reinvestment of Distributions	118,327	912	282,427	2,218
Total Gross Proceeds	118,327	912	6,020,538	48,349
Repurchases of Common Shares	(304,200)	(2,328)	(39,758)	(316)
Net Proceeds from Share Transactions	(185,873)	$(1,416)	5,980,780	$48,033

During the period from July 1, 2018 to August 14, 2018, the Company issued 37,233 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $290.
Share Repurchase Program
To provide shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.
The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:
•
the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•
the Fund’s investment plans;

•
the Company’s and the Fund’s working capital requirements;

•
the Company’s history in repurchasing common shares or portions thereof; and

•
the condition of the securities markets.

The Company will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan
9

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of  (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.
Common shares of the Company are subject to an annual distribution fee of 0.67% of the NAV of the common shares.
The following table provides information concerning the Company’s repurchases of common shares pursuant to its share repurchase program during the six months ended June 30, 2018 and the year ended December 31, 2017:
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
December 31, 2016	January 4, 2017	13,006	100%	0.81%	$8.038	$105
March 31, 2017	April 5, 2017	8,488	100%	0.23%	$8.046	68
June 30, 2017	July 5, 2017	12,244	100%	0.17%	$7.854	96
September 30, 2017	October 4, 2017	6,020	100%	0.08%	$7.798	47
Total		39,758				$316
Fiscal 2018
December 31, 2017	January 17, 2018	31,370	10%	0.41%	$7.519	$236
March 31, 2018	April 9, 2018	272,830	32%	3.58%	$7.669	2,092
Total		304,200				$2,328

On July 2, 2018, the Company repurchased approximately 56,496 common shares (representing approximately 10% of the common shares tendered for repurchase and 0.76% of the shares outstanding as of such date) at $7.779 per common share for aggregate consideration totaling $439.
In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Company holding small accounts after completion of the regular quarterly share repurchase offer, the Company reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than the Company’s $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Company’s net asset value per share. The Company will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Company’s most recent price at which the Company’s shares were issued pursuant to its distribution reinvestment plan. The Company conducted the first such repurchase and de minimis account liquidation during July 2018. On July 19, 2018, the Company repurchased 2,830 common shares (representing 0.04% of the shares outstanding as of such date) at $7.790 per share for aggregate consideration totaling $22.
10

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions
Compensation of FS Global Advisor and its Affiliates
The Company does not incur a separate management fee or incentive fee, but the Company is indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, LLC, its affiliated investment adviser. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. Effective January 1, 2018, for the year ending December 31, 2018, FS Global Advisor has agreed to waive (a) 0.50% of the base management fee such that the fee received will equal 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety. See Note 4 to the Fund’s unaudited consolidated financial statements included herein for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.
Under the administration agreement, dated as of March 15, 2016, by and between the Company and FS Global Advisor, or the administration agreement, the Company reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Company, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Company in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s shareholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. FS Global Advisor is required to allocate the cost of these services to the Company based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Company will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
Under the administration agreement, the Company, either directly or through reimbursement to FS Global Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 1.0% of aggregate proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of
11

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Global Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common shares, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.
The dealer manager for the Company’s continuous public offering was FS Investment Solutions, which is an affiliate of FS Investments. As the Company closed its offering in October 2017, no amounts remain due or payable under the dealer manager agreement.
Distribution Fees
Common shares of the Company are subject to an annual distribution fee of 0.67% of the NAV of the common shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. Distribution fees are paid by the Company to the dealer manager pursuant to a distribution plan adopted by the Board in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such distribution plan must be approved annually by a vote of the Board, including the trustees who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such distribution plan or in any agreements related to such distribution plan.
The distribution fee is intended, in part, to compensate the Company’s affiliated dealer manager and its affiliates for paying certain amounts to selected broker-dealers at the time of sale in connection with the marketing and distribution of the common shares, as well as for services rendered by the Company’s affiliated dealer manager in connection with the ongoing marketing, sale and distribution of the common shares. The distribution fee is payable with respect to all common shares, other than common shares issued under the DRP. The distribution fee will terminate for all shareholders on the earliest to occur of the following: (i) the occurrence of a liquidity event; (ii) the Company’s affiliated dealer manager advising the Company that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including distribution fees and any other underwriting compensation with respect to the common shares would be in excess of 8.0% of the gross offering proceeds received in the Company’s continuous public offering; and (iii) when the total distribution fees attributable to any common share equals 2.0% of the gross offering proceeds from the sale of such common share (the “Sales Charge Cap”).
The annual distribution fee accrues daily commencing upon the initial sale of common shares of beneficial interest in the Company’s continuous public offering until an investor reaches the Sales Charge Cap. Annual distribution fees are paid on a monthly basis beginning in the third quarter of 2017.
The following table describes the fees and expenses incurred under the administration agreement and fees that FS Investment Solutions received pursuant to the Company’s distribution plan during the six months ended June 30, 2018:
Related Party	Source Agreement	Description	Six Months Ended June 30, 2018
FS Global Advisor	Administration Agreement	Administrative Services Expenses	$5
FS Investment Solutions	Distribution Plan	Distribution Fees(1)	$182

(1)
Represents the distribution fees retained by FS Investment Solutions.

12

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Capital Contribution by FS Global Advisor
In March 2016, Michael C. Forman contributed $100 to purchase 10,000 common shares of the Company at a price of  $10.00 per share. Immediately prior to the initial weekly closing, the Company effected a share split to ensure that the per share price paid by Mr. Forman for the common shares purchased by him in the private placement was equal to the NAV per common share of the Fund on the date of the initial weekly closing. The Company, in turn, purchased 13,664 common shares of the Fund at $7.32 per share, which represents the initial public offering price of  $7.32 per share. Mr. Forman will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreements
Pursuant to an expense support and conditional reimbursement agreement, dated as of March 30, 2016, as amended to date, by and between the Company and FS Investments, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses to ensure that the Company bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Company will be paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund.
The Fund has entered into a separate expense support and conditional reimbursement agreement with FS Investments to ensure that no portion of any ordinary cash distributions made by the Fund to the Company are paid from offering proceeds or borrowings of the Fund. However, because certain investments the Fund may make may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments will not reimburse the Company for the portion of the Fund’s or the Company’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.
13

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the expense reimbursement agreement, FS Investments will reimburse the Company quarterly for expenses and/or provide additional support payments to the extent that (x) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter exceeds (y) the cumulative cash distributions from the Fund that are received by the Company in such quarter.
Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of  (A) 1.75% of the Company’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Company’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Company at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Company at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses, excluding organization and offering costs, distribution fees and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
The Company or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income.
The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.
As of June 30, 2018, the Company did not have any reimbursements due from FS Investments. As of June 30, 2018, no amount remains subject to repayment by the Company to FS Investments in the future.
FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future years.
14

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

In connection with the Company’s previously announced Share Repurchase Program, the Fund intends to repurchase its common shares of beneficial interest (the “Fund Shares”) held by the Company to the extent necessary to accommodate repurchase requests under the Company’s share repurchase program. During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund repurchased 301,717 and 31,665 Fund Shares, respectively, from the Company for aggregate consideration totaling $2,328 and $251, respectively. During the period from July 1, 2018 to August 14, 2018, the Fund repurchased 58,772 Fund Shares from the Company for aggregate consideration of  $462.
Note 5. Distributions
The following table reflects the cash distributions per common share that the Company declared on its common shares during the six months ended June 30, 2018, the year ended December 31, 2017 and the period from July 6, 2016 (Commencement of Operations) to December 31, 2016:
	Distribution
Fiscal Period	Per Share	Amount
For the Period from July 6, 2016 (Commencement of Operations) to December 31, 2016	$0.3265	$205
For the Year Ended December 31, 2017	$0.6653	$3,772
For the Six Months Ended June 30, 2018	$0.2300	$1,720
On June 27, 2018, July 26, 2018 and August 9, 2018, the Board declared regular monthly cash distributions for July, August and September 2018, respectively, each in the amount of  $0.038334 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
The Company has adopted an “opt in” distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.
The Company’s distributions to shareholders may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
The Company expects that for a period of time, which time period may be significant, substantial portions of the Company’s distributions may be funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain fees and expenses by FS Global Advisor, that may be subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of fees and expenses are not based on the Fund’s investment performance and the Company’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees and expenses. The Company’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Company or the Fund will achieve the performance necessary to sustain its
15

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

distributions or that the Company will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive fees and expenses or otherwise reimburse expenses in future periods. For the six months ended June 30, 2018 and the year ended December 31, 2017, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments. See Note 4 to the unaudited consolidated financial statements of the Fund included herein for information about the reimbursement of Fund expenses provided by FS Investments to the Fund.
The following table reflects the sources of the cash distributions on a tax basis that the Company declared on its common shares during the six months ended June 30, 2018 and the year ended December 31, 2017:
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)	1,720	100%	3,772	100%
Capital gains proceeds from the sale of assets	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—
Total	$1,720	100%	$3,772	100%

The Company’s net investment income on a tax basis for the six months ended June 30, 2018 was $1,802. As of June 30, 2018, the Company had undistributed net investment income on a tax basis of  $403 and undistributed capital gains on a tax basis of  $23.
The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.
As of June 30, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:
June 30, 2018
Distributable ordinary income	$403
Distributable realized gains	23
Net unrealized appreciation (depreciation) on investment(1)	(1,167)
$(741)

(1)
As of June 30, 2018, gross unrealized depreciation on the Company’s investment in the Fund was $1,167.

The aggregate cost of the Company’s investment for U.S. federal income tax purposes totaled $58,797 as of June 30, 2018. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(1,167) as of June 30, 2018.
16

FS Global Credit Opportunities Fund—ADV
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Commitments and Contingencies
The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Company’s commitments to FS Investments and its affiliates.
17

Supplemental Information
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Company has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Form N-Q Filings
The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
The Company invests substantially all of its assets in the Fund. All investments in portfolio companies are made at the Fund level. Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
18

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–T2 and FS Global Credit Opportunities Fund–ADV in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This semi-annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	SAN18-GCO-ADV
© 2018 FS Investments	DFS AU18

Semi-annual report 2018

Finding value to generate income and growth

FS Global Credit
Opportunities

Fund

Michael Forman Chairman & Chief Executive Officer FS Global Credit Opportunities Fund

Fellow Shareholder,

The first half of 2018 marked another important milestone in our efforts to drive value for FS Global Credit Opportunities Fund’s (FSGCO, or the Fund) shareholders. Effective April 9, 2018, FS Global Advisor (the Advisor) assumed sole management of FSGCO with an emphasis on improving distribution coverage, upgrading the portfolio and growing the Fund’s net asset value.

To lead this transition and build upon the existing scale of FSGCO, FS Investments (FS) has significantly expanded its internal credit investment team. As mentioned in my last letter, FS hired Andrew Beckman in December, a seasoned credit professional with deep experience and a strong track record in special situations and event-driven strategies. Andrew joined from DW Partners, a $3 billion alternative credit manager, where he was a partner and Head of Corporate Credit and Special Situations. Prior to that, Andrew built and managed Magnetar Capital’s event-driven credit business and also served as Co-Head of Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Under Andrew’s leadership, FS has continued to build out a hand-selected credit investment team to source and manage investments for FSGCO. Nicholas Heilbut, who worked closely with Andrew at DW Partners, also joined FS earlier this year. Together, along with the recent addition of five key investment professionals, they are leveraging their collective experience in special situations and event-driven credit investing with a focus on generating strong returns for FSGCO investors.

Since assuming all operational and investment management functions of FSGCO, the Advisor has focused on reducing FSGCO’s exposure to higher-beta investments and redirecting the portfolio to idiosyncratic, high-conviction opportunities in order to provide a differentiated way to deliver growth and income to our investors.

During the first half of 2018, FSGCO maintained its focus on investing at the top of the corporate capital structure. As of June 30, 2018, approximately 35% of the portfolio consisted of first-lien senior secured debt, up from 26% as of December 31, 2017. Concurrently, the allocation to unsecured bonds and equity/structured products declined to 23% and 7%, respectively, as of June 30, 2018, from 29% and 10%, respectively, as of December 31, 2017.

We remain fully committed to the Fund’s long-term success, which we believe is reflected in our $13 million sponsor investment and through the reduction in management and incentive fees. In connection with the Advisor assuming sole management of the Fund, it is waiving 0.50% of annual base management fees for the 2018 calendar year so that the annual base management fee is equal to 1.50%. In addition, incentive fees are being waived for the same 12-month period. The Advisor intends to permanently lower the management fee to the 1.5% level following the waiver period.

Market review

Leveraged credit prices rose in the first half of 2018, as rising short-term U.S. Treasury yields weighed on higher-duration investments.[1,2] Lower-rated credits generally outperformed their lower-yielding peers given their reduced sensitivity to rate concerns and a generally stable corporate backdrop.[3,4] Benefiting from their floating rate coupons and position as a possible hedge against rising interest rates, flows into senior secured loans remained positive, with bank loan mutual funds posting a net inflow of $12.8 billion through the first half of the year.[5] However, flows into high yield bonds remained decisively negative, with high yield bond mutual funds recording an outflow of approximately $22.9 billion during the first six months of 2018.[5]

High yield bonds returned 0.08% during the first half of 2018, and have now posted gains in 9 of the past 10 quarters.[1] Senior secured loans posted a more robust 2.38% return in the first half and have now posted a gain in each of the past 10 quarters.[2]

Against the backdrop of stable corporate fundamentals and evolving interest rate concerns, investor demand for higher-yield and lower-rated corporate credit improved. CCC rated high yield bonds and CCC rated senior secured loans returned 4.0% and 5.1%, respectively, during the first half of the year, both benefiting from their lower durations relative to other fixed income investments.[3,4]

Performance review

By focusing on select opportunities, such as event-driven opportunities, special situations and market-price inefficiencies, we aim to build a portfolio that offers the potential for high total returns, comprised of both income and growth, compared to traditional investment strategies.

The feeder funds’ shareholder returns outperformed high yield bonds, senior secured loans, CCC rated high yield bonds and CCC rated senior secured loans during the first half of 2018.[1,2,4,7]

FSGCO’s feeder funds outperformed high yield bonds and senior secured loans in the first half of 2018.[1,2,6]		1H 2018[7]		1H 2018
	FSGCO–A	6.6%	High yield bonds[1]	0.1%
	FSGCO–D	6.6%	Senior secured loans[2]	2.4%
	FSGCO–T	6.4%
	FSGCO–ADV	6.6%
	FSGCO–T2	5.9%

Amid yield compression in both the high yield and senior secured loan markets during the first half of 2018, we believe investing in a select number of value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns relative to today’s low-yield market environment.

Especially in tight markets, we believe our strategy of focusing on pockets of the market where there are return or income premiums due to either liquidity constraints or the complexity of the investment should help to generate value. Looking to the second half of 2018, we will continue to seek out investments that offer the potential for higher return premiums, while selectively rotating out of investments with a high correlation to the broader credit markets.

Thank you for your continued support and trust in us.

Sincerely,

Michael Forman
Chairman & Chief Executive Officer
FS Global Credit Opportunities Fund

1 ICE BofAML U.S. High Yield Master II Index.

2 Credit Suisse Leveraged Loan Index.

3 CCC rated high yield bonds are represented by the ICE BofAML U.S. High Yield CCC & Lower Rated Index, which is a subset of the ICE BofAML U.S. High Yield Master II Index that includes high yield bonds rated CCC or below.

4 CCC rated senior secured loans are represented by a subset of the Credit Suisse Leveraged Loan Index containing only loan facilities rated CCC or below.

5 Thomson Reuters Lipper.

6 FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV) and FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2).

7 Shareholder returns shown are the total returns an investor received for the applicable period taking into account all distributions paid during such period, compounded monthly. The calculation assumes that the investor purchased shares for all feeder funds at their respective net asset values per share at the beginning of the applicable period; and in each case reinvested all cash distributions pursuant to the applicable feeder fund’s distribution reinvestment plan (DRP). Valuation as of the end of each period is the redemption price pursuant to the applicable feeder fund’s share repurchase program on such date. Shareholder returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of Fund–A’s public offering price, up to 2% of Fund–D’s public offering price, and up to 4% of Fund–T’s and Fund–T2’s public offering price. Also, for Fund–T and Fund–T2, shareholder returns do not include any applicable contingent deferred sales charge (CDSC). Had such selling commissions and dealer manager fees or the CDSC been included, performance would be lower. Upon liquidation or redemption, market conditions may cause the actual values to be more or less than the values shown.

The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–ADV’s and Fund–T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO portfolio highlights
As of June 30, 2018 (unless otherwise noted)

Senior secured debt represented 68% of the Fund’s portfolio.

Portfolio composition			Industry classification (by fair value)
■	Senior secured loans — 1st lien	35%	■	Software & Services	18%
■	Senior secured loans — 2nd lien	13%	■	Energy	14%
■	Senior secured bonds	20%	■	Materials	12%
■	Subordinated debt	23%	■	Capital Goods	10%
■	Collateralized securities	2%	■	Consumer Services	7%
■	Equity/other	7%	■	Retailing	6%
			■	Diversified Financials	6%
			■	Insurance	4%
			■	Media	4%
			■	Pharmaceuticals, Biotechnology & Life Sciences	3%
			■	Technology Hardware & Equipment	3%
			■	Consumer Durables & Apparel	3%
			■	Telecommunication Services	2%
			■	Transportation	2%
			■	Health Care Equipment & Services	2%
			■	Household & Personal Products	2%
			■	Commercial & Professional Services	1%
			■	Real Estate	1%
			■	Food & Staples Retailing	<1%

FSGCO Officers + Trustees

Officers

Michael Forman	Stephen S. Sypherd
Chairman & Chief Executive Officer	Vice President, Treasurer and Secretary

Edward T. Gallivan, Jr.	James F. Volk
Chief Financial Officer	Chief Compliance Officer

Zachary K. Klehr
Executive Vice President

Board of Trustees

Michael Forman	Philip E. Hughes, Jr.
Chairman & Chief Executive Officer	Trustee
Vice-Chairman of Keystone Industries
Walter W. Buckley, III
Trustee	Oliver C. Mitchell, Jr.
Chairman & Chief Executive Officer,	Trustee
Actua Corporation	Attorney & Consultant

David L. Cohen	Charles P. Pizzi
Trustee	Trustee
Senior Executive Vice President,	Retired President, Director & Chief Executive
Comcast Corporation	Officer, Tasty Baking Company

Barbara J. Fouss
Trustee
Former Director of Strategic Initiatives &
Chief Credit Policy Officer, Sun National Bank

FS Global Credit Opportunities Fund
Semi-Annual Report for the Six Months Ended June 30, 2018
i

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments
As of June 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—45.3%
Aspect Software, Inc.	(t)(u)	Software & Services	L+1050	1.0%	5/25/20	$6,824	$6,824	$6,022
Aspect Software, Inc.	(t)(u)	Software & Services	L+400		5/25/20	7,011	7,011	6,187
Aspect Software, Inc.	(g)(t)(u)	Software & Services	L+400		5/25/20	2,157	2,157	1,904
Avaya Inc.	(e)(f)	Technology Hardware & Equipment	L+425		12/15/24	39,800	39,700	39,909
Bison Midstream Holdings LLC	(e)	Energy	L+400		5/29/25	30,000	29,850	30,075
Casablanca US Holdings Inc.	(e)	Consumer Services	L+400		3/1/24	55,860	55,301	55,860
CEVA Group Plc	(g)	Transportation	L+500		3/19/19	30,000	29,378	29,850
CLP Issuer, LLC	(t)	Diversified Financials	L+1000	1.0%	4/28/21	18,000	18,000	18,495
CLP Issuer, LLC	(g)(t)	Diversified Financials	L+1000	1.0%	4/28/21	18,000	18,000	18,495
Commercial Barge Line Co.	(e)(f)	Transportation	L+875	1.0%	11/12/20	36,685	34,890	25,685
Concordia International Corp.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	L+425	1.0%	10/21/21	6,821	5,308	6,110
Concordia International Corp.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	L+500	1.0%	10/21/21	£31,646	45,502	37,930
Dayton Superior Corp.	(e)	Materials	L+800	1.0%	11/15/21	$4,572	4,477	3,669
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	23,826	23,467	23,826
Fairway Group Acquisition Co.	(i)(p)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	4,519	4,193	497
Fairway Group Acquisition Co.	(t)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20	7,000	7,000	6,825
Getty Images, Inc.	(e)(f)	Media	L+350	1.3%	10/18/19	40,012	36,055	38,738
ION Trading Finance Ltd.	(e)(f)	Diversified Financials	L+400	1.0%	11/21/24	27,000	26,933	26,831
J. Crew Group, Inc.	(f)	Retailing	L+322	1.0%	3/5/21	49,728	31,192	41,632
JC Penney Corp., Inc.	(e)(f)	Retailing	L+425	1.0%	6/23/23	24,837	23,484	23,781
LD Intermediate Holdings, Inc.	(e)	Software & Services	L+588	1.0%	12/9/22	28,875	26,687	26,998
LifeScan Global Corp.	(e)(f)	Health Care Equipment & Services	L+600		9/28/24	30,000	29,100	29,175
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	27,000	26,466	27,067
McDermott Technology Americas Inc.	(e)	Capital Goods	L+500	1.0%	5/10/25	19,950	19,552	20,076
Monitronics International, Inc.	(e)	Consumer Services	L+550	1.0%	9/30/22	19,911	19,538	19,062
Origami Owl, LLC	(i)(p)(t)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19	25,470	21,167	2,229
Origami Owl, LLC	(i)(p)(t)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19	2,682	2,243	235
Origami Owl, LLC	(g)(i)(p)(t)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19	38	38	1
P.F. Chang’s China Bistro, Inc.		Consumer Services	L+500	1.0%	9/1/22	14,888	14,507	14,846
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	17,612	16,891	17,436
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Quest Software US Holdings Inc.	(e)	Software & Services	L+425		5/18/25		$42,500	$42,291	$42,403
Sheridan Production Co., LLC	(e)(f)	Energy	L+350	0.8%	10/1/19		10,971	9,639	9,727
Staples Canada, ULC	(t)	Retailing	L+700	1.0%	9/12/23	C$	21,647	17,878	16,472
SunGard Availability Services Capital, Inc.		Software & Services	L+1000	1.0%	10/1/22		$5,880	5,609	5,812
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+700	1.0%	9/19/21		24,785	24,591	22,926
Westbridge Technologies, Inc.	(e)	Software & Services	L+850	1.0%	4/26/23		41,113	40,557	41,832
Windstream Services, LLC	(e)	Telecommunication Services	L+400	0.8%	3/30/21		20,117	19,371	19,161
Total Senior Secured Loans—First Lien								784,847	757,779
Unfunded Loan Commitments								(49,573)	(49,573)
Net Senior Secured Loans—First Lien								735,274	708,206
Senior Secured Loans—Second Lien—16.2%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24		60,000	57,710	60,900
Edelman Financial Services, LLC	(e)(f)	Diversified Financials	L+675		6/26/26		3,500	3,483	3,534
Fairway Group Acquisition Co.	(i)(p)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21		3,994	3,679	439
Gigamon, Inc.	(e)	Software & Services	L+850	1.0%	12/27/25		50,000	49,146	50,750
Ivanti Software, Inc.	(e)	Software & Services	L+900	1.0%	1/23/25		20,000	19,747	19,042
LBM Borrower, LLC	(f)	Capital Goods	L+925	1.0%	8/20/23		27,300	27,164	27,505
LifeScan Global Corp.	(f)	Health Care Equipment & Services	L+950		9/28/25		5,000	4,800	4,812
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/15/25		60,000	58,949	60,900
UFC Holdings, LLC	(e)	Media	L+750	1.0%	8/18/24		25,000	24,805	25,266
Total Senior Secured Loans—Second Lien								249,483	253,148
Senior Secured Bonds—26.2%
BlueLine Rental Finance Corp.	(n)(o)	Capital Goods	9.3%		3/15/24		48,572	48,886	51,706
CITGO Petroleum Corp.	(n)(o)	Energy	10.8%		2/15/20		41,960	42,264	44,773
Comstock Resources, Inc.	(o)	Energy	10.0%		3/15/20		15,000	15,271	15,684
CSVC Acquisition Corp.	(f)(m)(n)(o)	Diversified Financials	7.8%		6/15/25		27,272	24,529	22,113
EP Energy LLC	(f)(n)(o)	Energy	8.0%		2/15/25		12,386	9,951	9,615
Frontier Communications Corp.	(n)(o)	Telecommunication Services	8.5%		4/1/26		5,000	5,000	4,831
Getty Images, Inc.	(m)(n)	Media	10.5%		10/16/20		10,000	10,057	10,340
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	12.5%		7/1/22		84,000	86,110	89,775
Hexion Inc.	(o)	Materials	10.0%		4/15/20		16,000	15,643	15,800
J. Crew Brand, LLC	(n)(o)	Retailing	13.0%		9/15/21		33,259	33,024	39,253
JC Penney Corp., Inc.	(n)(o)	Retailing	5.9%		7/1/23		8,500	7,788	7,987
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	$30,000	$30,000	$30,150
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.0%		7/15/22	15,173	15,663	16,008
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.5%		7/15/24	34,853	36,563	35,608
Navios Logistics Finance, Inc.	(n)(o)	Transportation	7.3%		5/1/22	13,000	12,571	12,586
Ply Gem Industries, Inc.	(n)(o)	Capital Goods	8.0%		4/15/26	2,000	2,000	1,930
Ridgeback Resources Inc.	(m)(t)	Energy	12.0%		12/29/20	794	781	794
Total Senior Secured Bonds							396,101	408,953
Subordinated Debt—28.8%
Ascent Resources Utica Holdings, LLC	(n)(o)	Energy	10.0%		4/1/22	17,000	17,000	18,721
Avantor, Inc.	(n)(o)	Materials	9.0%		10/1/25	70,171	70,287	70,799
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£55,200	81,769	82,727
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	10.8%		9/1/24	$24,860	24,316	26,686
Eclipse Resources Corp.	(m)	Energy	8.9%		7/15/23	25,095	23,919	23,875
Enviva Partners, LP	(m)(o)	Energy	8.5%		11/1/21	73,550	76,399	76,706
iHeartCommunications, Inc.	(i)(o)(p)	Media	7.3%		10/15/27	4,467	1,923	1,124
Intelsat Jackson Holdings S.A.	(o)	Telecommunication Services	7.3%		10/15/20	17,746	16,062	17,662
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	9.0%		8/15/23	36,950	35,126	33,347
Northern Oil and Gas, Inc.	(m)	Energy	8.0%		6/1/20	9,245	7,667	9,199
Northern Oil and Gas, Inc.	(o)	Energy	8.0%		6/1/20	698	532	695
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	36,867	36,619	38,543
SunGard Availability Services Capital, Inc.	(n)(o)	Software & Services	8.8%		4/1/22	37,860	27,878	22,369
Valeant Pharmaceuticals International, Inc.	(m)(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.5%		3/1/23	8,917	7,563	8,292
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.9%		5/15/23	21,135	18,681	19,867
Total Subordinated Debt							445,741	450,612
Collateralized Securities—3.1%
Deutsche Bank AG Frankfurt	(m)(n)(t)	Diversified Financials	12.7%		1/28/24	13,107	12,852	13,107
Deutsche Bank AG Frankfurt	(m)(n)(t)	Diversified Financials	13.3%		10/20/26	35,000	34,802	35,350
Total Collateralized Securities							47,654	48,457
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares/ Contracts	Cost	Fair Value(d)
Equity/Other—8.9%
Aspect Software Parent, Inc., Common Equity	(i)(t)(u)	Software & Services		832,637	$39,206	$—
Avantor, Inc., Warrants	(i)(t)	Materials		39,135	2,752	2,695
Avantor, Inc., Preferred Equity	(m)(t)	Materials	12.5% PIK (12.5% Max PIK)	585,534	53,853	59,288
Avaya Inc., Common Equity	(i)(o)	Technology Hardware & Equipment		1,005,245	19,562	20,185
Chinos Holdings, Inc., Series A Preferred Equity	(m)(t)	Retailing	5.0%, 2.0% PIK (2.0% Max PIK)	17,984	5,566	1,439
Chinos Holdings, Inc., Common Equity	(i)(t)	Retailing		1,618,652	177	—
Enviva Partners, LP, Common Equity	(m)	Energy		643,596	10,975	18,729
Fairway Group Holdings Corp., Common Equity	(i)(t)	Food & Staples Retailing		76,517	2,458	—
Federal Home Loan Mortgage Corp., Preferred Equity	(i)(m)	Real Estate	5.1%	5,915	44	59
Federal Home Loan Mortgage Corp., Series F Preferred Equity	(i)(m)	Real Estate	5.0%	18,232	303	173
Federal Home Loan Mortgage Corp., Series S Preferred Equity	(i)(m)	Real Estate	4.0%	27,893	204	265
Federal Home Loan Mortgage Corp., Series V Preferred Equity	(i)(m)	Real Estate	5.6%	66,000	632	349
Federal Home Loan Mortgage Corp., Series X Preferred Equity	(i)(m)	Real Estate	6.0%	235,388	1,018	1,248
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(i)(m)	Real Estate	7.9%	855,946	6,301	5,350
Federal National Mortgage Association, Series 2004-1 Preferred Equity	(i)(m)	Real Estate	5.4%	48	810	864
Federal National Mortgage Association, Series F Preferred Equity	(i)(m)	Real Estate	CMT-16	14,833	259	145
Federal National Mortgage Association, Series H Preferred Equity	(i)(m)	Real Estate	5.8%	25,804	392	261
Federal National Mortgage Association, Series R Preferred Equity	(i)(m)	Real Estate	7.6%	62,934	595	365
Federal National Mortgage Association, Series S Preferred Equity	(i)(m)	Real Estate	7.8%	428,648	2,120	2,709
Federal National Mortgage Association, Series T Preferred Equity	(i)(m)	Real Estate	8.3%	126,829	753	788
iPath S&P 500 VIX Short-Term Futures ETN, Call Option, Strike: $70.00	(i)(m)(r)	Diversified Financials		2,500	981	342
iShares Trust - iShares Russell 2000 ETF, Put Option, Strike: $154.00	(i)(m)(s)	Diversified Financials		1,250	2,553	1,771
Ridgeback Resources Inc., Common Equity	(i)(t)	Energy		1,960,162	12,044	13,096
Selecta Group B.V., Contingent Value Notes	(h)(i)	Retailing		7	3	2
Selecta Group B.V., Warrants	(h)(i)	Retailing		98	2	2
SPDR S&P 500 ETF Trust, Put Option, Strike: $258.00	(i)(m)(s)	Diversified Financials		750	1,982	1,467
TE Holdings, LLC, Preferred Equity		Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	1,517
TE Holdings, LLC, Common Equity	(i)(q)	Energy		326,925	2,779	360
Warrior Met Coal, Inc., Common Equity	(f)(m)	Materials		136,249	238	3,756
White Star Petroleum Holdings, LLC, Common Equity	(i)(q)(t)	Energy		2,969,914	2,524	1,299
Total Equity/Other					173,250	138,524
TOTAL INVESTMENTS—128.5%					$2,047,503	2,007,900
Liabilities in Excess of Other Assets—(28.5%)	(j)					(445,766)
NET ASSETS—100.0%						$1,562,134

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2018
(in thousands, except share amounts)

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(1.1%)
iShares iBoxx $ High Yield Corporate Bond ETF, Common Equity	(i)(m)	Diversified Financials	(200,000)	$(17,088)	$(17,016)
Total Investments Sold Short				$(17,088)	$(17,016)

Options Written
Description	Put / Call	Strike	Expiration Date	Number of Contracts	Premiums Received	Fair Value(d)
iPath S&P 500 VIX Short-Term Futures ETN	Call Option	$90.00	7/20/18	(25,000)	$(444)	$(110)
iShares Trust - iShares Russell 2000 ETF	Put Option	$140.00	8/17/18	(12,500)	(797)	(466)
SPDR S&P 500 ETF	Put Option	$230.00	8/17/18	(7,500)	(546)	(328)
Total Options Written					$(1,787)	$(904)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/23/18	USD	29,075	CAD	38,600	$(307)
JPMorgan Chase Bank, N.A.	7/23/18	USD	2,091	EUR	1,800	(13)
JPMorgan Chase Bank, N.A.	7/23/18	USD	93,024	GBP	70,500	(98)
						$(418)

CAD—Canadian Dollar.
EUR—Euro.
GBP—British Pound.
USD—U.S. Dollar.
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2018
(in thousands, except share amounts)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2018(k)	Industry	Fixed Deal Receive Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Received	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	JPMorgan Chase Bank, N.A.	9.0%	Telecommunication Services	5.0%	6/20/20	$8,000	$(542)	$(1,185)	$643
Frontier Communications Corp.	JPMorgan Chase Bank, N.A.	9.9%	Telecommunication Services	5.0%	12/20/20	$43,000	(4,272)	(6,477)	2,205
							$(4,814)	$(7,662)	$2,848

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2018, the three-month London Interbank Offered Rate (“L”) was 2.34% and the two-year Constant Maturity Treasury Rate (“CMT”) was 2.52%. PIK means paid-in-kind.

(c)
Denominated in U.S. dollars, unless otherwise noted.

(d)
Fair value is determined by the Fund’s board of trustees. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)
Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)
Position or portion thereof unsettled as of June 30, 2018.

(g)
Security is an unfunded loan commitment.

(h)
Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)
Security is non-income producing.

(j)
Includes the effect of investments sold short, credit default swap positions, forward foreign currency exchange contracts and options written.

(k)
Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)
The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)
Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)
Restricted security as to resale. As of June 30, 2018, the Fund held 42.5% of its net assets, with a fair value of  $663,756, in restricted securities.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)
Security was on non-accrual status as of June 30, 2018.

(q)
Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)
Options expire on July 20, 2018.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2018
(in thousands, except share amounts)

(s)
Options expire on August 17, 2018.

(t)
Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(u)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2018, the Fund held investments in one portfolio company of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to such portfolio company for the six months ended June 30, 2018:

Portfolio Company	Fair Value at December 31, 2017	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2018	Interest Income
Senior Secured Loans—First Lien
Aspect Software, Inc.	$3,559	$—	$(3,559)	$—	$—	$—	$—	$208
Aspect Software, Inc.	6,395	—	(90)	—	—	(283)	6,022	426
Aspect Software, Inc.	(1,296)	1,296	(1,296)	—	—	1,296	—	18
Aspect Software, Inc.(1)	—	7,124	(113)	—	—	(1,077)	5,934	44
Equity/Other
Aspect Software, Inc., Common Equity	—	—	—	—	—	—	—	—
Total	$8,658	$8,420	$(5,058)	$—	$—	$(64)	$11,956	$696

(1)
Security includes a partially unfunded commitment with an amortized cost of  $2,157 and a fair value of  $1,904.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2018
Assets
Investments, at fair value—unaffiliated (amortized cost—$1,994,462)	$1,995,944
Investments, at fair value—affiliated (amortized cost—$53,041)	11,956
Cash	112,202
Foreign currency (cost—$4,688)	4,567
Interest receivable	28,033
Collateral held at broker	48,958
Receivable for investments sold and repaid	82,077
Receivable on credit default swaps	10,143
Unrealized appreciation on credit default swaps	2,848
Deferred financing costs	94
Total assets	$2,296,822
Liabilities
Payable for investments purchased	$162,172
Credit facilities payable	527,917
Investments sold short, at fair value (proceeds—$17,088)	17,016
Options written, at fair value (premiums received—$1,787)	904
Interest expense payable	7,950
Shareholder distributions payable	43
Management fees payable	8,505
Unamortized swap premiums received	7,662
Administrative services expense payable	232
Accounting and administrative fees payable	282
Professional fees payable	400
Trustees’ fees payable	234
Unrealized depreciation on forward foreign currency exchange contracts	418
Other accrued expenses and liabilities	953
Total liabilities	$734,688
Net assets	$1,562,134
Commitments and contingencies—($10,108)(1)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 198,658,930 shares issued and outstanding	$199
Capital in excess of par value	1,689,174
Accumulated net realized gain (loss)(2)	(109,748)
Accumulated net investment income (loss)(2)	14,588
Net unrealized appreciation (depreciation)	(32,079)
Net assets	$1,562,134
Net asset value per common share at period end	$7.86

(1)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

(2)
See Note 5 for a discussion of the sources of distributions declared by the Fund.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2018
Investment income
Interest income—unaffiliated	$93,818
Interest income—affiliated	696
Dividend income—unaffiliated	5,753
Fee income—unaffiliated	1,472
Total investment income	101,739
Operating expenses
Management fees(1)	21,880
Administrative services expenses	639
Accounting and administrative fees	575
Interest expense	9,645
Dividend expense on investments sold short	288
Professional fees	849
Trustees’ fees	619
Other general and administrative expenses	905
Total operating expenses	35,400
Less: Management fee waiver(1)	(5,470)
Net operating expenses	29,930
Net investment income	71,809
Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	(4,827)
Net realized gain (loss) on credit default swaps	1,703
Net realized gain (loss) on investments sold short	(5,622)
Net realized gain (loss) on forward foreign currency exchange contracts	3,305
Net realized gain (loss) on foreign currency	(660)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	32,176
Net change in unrealized appreciation (depreciation) on investments—affiliated	(64)
Net change in unrealized appreciation (depreciation) on credit default swaps	860
Net change in unrealized appreciation (depreciation) on options written	883
Net change in unrealized appreciation (depreciation) on investments sold short	22,825
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,265
Net change in unrealized gain (loss) on foreign currency	(335)
Total net realized gain (loss) and unrealized appreciation (depreciation)	52,509
Net increase (decrease) in net assets resulting from operations	$124,318

(1)
See Note 4 for a discussion of the waiver by FS Global Advisor, LLC, the Fund’s investment adviser, of certain management fees to which it was otherwise entitled during the six months ended June 30, 2018.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income (loss)	$71,809	$150,320
Net realized gain (loss)	(6,101)	30,253
Net change in unrealized appreciation (depreciation) on investments	32,112	(114,693)
Net change in unrealized appreciation (depreciation) on credit default swaps	860	1,908
Net change in unrealized appreciation (depreciation) on options written	883	—
Net change in unrealized appreciation (depreciation) on investments sold short	22,825	(22,753)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,265	(4,123)
Net change in unrealized gain (loss) on foreign currency	(335)	480
Net increase (decrease) in net assets resulting from operations	124,318	41,392
Shareholder distributions(1)
Distributions from net investment income	(54,521)	(153,970)
Net decrease in net assets resulting from shareholder distributions	(54,521)	(153,970)
Capital share transactions(2)
Issuance of common shares	25,603	279,931
Repurchases of common shares	(57,278)	(54,014)
Net increase (decrease) in net assets resulting from capital share transactions	(31,675)	225,917
Total increase in net assets	38,122	113,339
Net assets at beginning of period	1,524,012	1,410,673
Net assets at end of period	$1,562,134	$1,524,012
Accumulated net investment income(1)	$14,588	$(2,700)

(1)
See Note 5 for a discussion of the sources of distributions declared by the Fund.

(2)
See Note 3 for a discussion of transactions with respect to the Fund’s common shares for the six months ended June 30, 2018 and the year ended December 31, 2017.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$124,318
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(782,085)
Paid-in-kind interest	(4,375)
Proceeds from sales and repayments of investments	795,144
Purchases to cover investments sold short	(43,367)
Proceeds from investments sold short	17,088
Premiums paid on credit default swaps—buy, net	749
Premiums received on credit default swaps—sell, net	7,662
Repurchase agreement repaid	(11,086)
Premiums received on options written	1,787
Net realized (gain) loss on investments	4,827
Net realized (gain) loss on investments sold short	5,622
Net change in unrealized (appreciation) depreciation on investments	(32,112)
Net change in unrealized (appreciation) depreciation on credit default swaps	(860)
Net change in unrealized (appreciation) depreciation on options written	(883)
Net change in unrealized (appreciation) depreciation on investments sold short	(22,825)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(2,265)
Accretion of discount	(9,953)
Amortization of deferred financing costs	322
(Gain) loss on borrowings in foreign currency	(725)
(Increase) decrease in collateral held at broker	(45,714)
(Increase) decrease in expense reimbursement due from sponsor(1)	1,647
(Increase) decrease in receivable for investments sold and repaid	6,913
(Increase) decrease in interest receivable	8,357
(Increase) decrease in receivable on credit default swaps	(10,143)
(Increase) decrease in prepaid expenses and other assets	580
Increase (decrease) in payable for investments purchased	91,199
Increase (decrease) in interest expense payable	(5,942)
Increase (decrease) in management fees payable	(3,207)
Increase (decrease) in incentive fees payable	(9,717)
Increase (decrease) in administrative services expense payable	127
Increase (decrease) in accounting and administrative fees payable	227
Increase (decrease) in professional fees payable	77
Increase (decrease) in trustees’ fees payable	1
Increase (decrease) in other accrued expenses and liabilities	(572)
Net cash provided by (used in) operating activities	80,816
Cash flows from financing activities
Issuance of common shares	35,718
Repurchases of common shares	(57,278)
Shareholder distributions	(54,517)
Borrowings under credit facilities(2)	170,587
Repayments under credit facilities(2)	(263,157)
Net cash provided by (used in) financing activities	(168,647)
Total increase (decrease) in cash and foreign currency(3)	(87,831)
Cash and foreign currency at beginning of period	204,600
Cash and foreign currency at end of period	$116,769

(1)
See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts payable by the Fund to its investment adviser and affiliates.

(2)
See Note 9 for a discussion of the Fund’s financing arrangements. During the six months ended June 30, 2018, the Fund paid $14,524 of interest expense on the financing arrangements and paid $741 on amounts due to broker.

(3)
Includes net change in unrealized gain (loss) on foreign currency of  $(780).

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period from December 12, 2013 (Commencement of Operations) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$7.51	$8.07	$7.11	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)(3)	0.36	0.78	0.80	0.87	0.87	—
Net realized gain (loss) and unrealized appreciation (depreciation)	0.27	(0.54)	0.97	(1.80)	(1.11)	0.07
Net increase (decrease) in net assets resulting from operations	0.63	0.24	1.77	(0.93)	(0.24)	(0.07)
Shareholder distributions(4)
Distributions from net investment income	(0.28)	(0.80)	(0.81)	(0.87)	(0.87)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.28)	(0.80)	(0.81)	(0.87)	(0.87)	(0.05)
Net asset value, end of period	$7.86	$7.51	$8.07	$7.11	$8.91	$10.02
Shares outstanding, end of period	198,658,930	202,807,462	174,763,703	130,181,842	65,529,194	4,857,035
Total return(5)(6)	8.42%	2.96%	26.66%	(11.37)%	(2.94)%	0.65%
Ratio/Supplemental Data:
Net assets, end of period	$1,562,134	$1,524,012	$1,410,673	$925,770	$583,619	$48,644
Ratio of net investment income (loss) to average net assets(7)(8)	9.30%	9.80%	10.84%	10.53%	9.01%	(0.41)%
Ratio of total operating expenses to average net assets(7)	4.58%	5.51%	4.61%	4.69%	3.72%	9.36%
Ratio of expense reimbursement from sponsor to average net assets(7)	—%	(0.11)%	(0.74)%	(1.51)%	(3.10)%	(8.53)%
Ratio of expense recoupment to sponsor to average net assets(7)	—%	0.01%	—%	—%	—%	—%
Ratio of management fee waiver to average net assets(7)	(0.70)%	—%	—%	—%	—%	—%
Ratio of net operating expenses to average net assets(7)	3.88%	5.41%	3.87%	3.18%	0.62%	0.83%
Portfolio turnover(6)	41%	94%	92%	125%	165%	—%
Total amount of senior securities outstanding exclusive of treasury securities	$527,917	$621,212	$507,230	$346,525	$157,721	$—
Asset coverage per unit(9)	3.83	3.33	3.78	3.63	4.45	—

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
Net investment loss for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 was less than $0.005 per common share.

(4)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(5)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)

number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.
(6)
Data for periods of less than one year are not annualized.

(7)
Average daily net assets for the applicable period is used for this calculation. Ratios for the six months ended June 30, 2018 and the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 are annualized. Annualized ratios for the six months ended June 30, 2018 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2018.

(8)
For the six months ended June 30, 2018, no portion of the Fund’s operating expenses was reimbursed by the sponsor. Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 9.69%, 10.10%, 9.02%, 5.91% and (8.94)% for the years ended December 31, 2017, 2016, 2015 and 2014 and the period from December 12, 2013 (Commencement of Operations) to December 31, 2013, respectively.

(9)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising net offering proceeds of  $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.
The Companies each closed their respective continuous public offerings to new investors in April 2016. Two new feeder funds of the Fund, FS Global Credit Opportunities Fund—T, or Fund—T, and FS Global Credit Opportunities Fund—ADV, or Fund—ADV, were formed in February 2016. Fund—T commenced its investment operations in June 2016 and Fund—ADV commenced its investment operations in July 2016. Fund—T closed its continuous public offering to new investors in June 2017. An additional new feeder fund of the Fund, FS Global Credit Opportunities Fund—T2, or Fund—T2, and, collectively with Fund—A, Fund—D, Fund—T and Fund—ADV, the Feeder Funds, was formed in February 2017 and commenced its investment operations in August 2017. Fund—ADV and Fund—T2 closed their continuous public offerings to new investors in October 2017.
As of June 30, 2018, approximately 69.9%, 13.5%, 12.5%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively.
The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2018, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2018. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2017 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued with the U.S. Securities and Exchange Commission, or the SEC.
Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor’s management team.
•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•
The quarterly fair valuation process begins with FS Global Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
FS Global Advisor’s management team then provides the valuation committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations are then presented to and discussed with the valuation committee of the Board;

•
The valuation committee of the Board then reviews the preliminary valuations and FS Global Advisor’s management team, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the valuation committee of the Board;

•
Following its review, the valuation committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the valuation committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor’s management team in determining the appropriate fair value.
Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward foreign currency exchange contracts.
Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor’s management team, and has authorized FS Global Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The valuation committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Effective January 1, 2018, the Fund adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Fund did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Fund did not recognize a cumulative effect on shareholders’ equity in connection with the adoption of the new revenue recognition guidance.
The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Fund has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.
For the six months ended June 30, 2018, the Fund recognized $188 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its unaudited consolidated statement of operations. The Fund has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the six months ended June 30, 2018.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2018, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any,

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
Securities Lending: The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by FS Global Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. As of June 30, 2018, the Fund had no securities on loan.
Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2018 and the year ended December 31, 2017:
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	3,303,425	$25,603	34,845,148	$279,931
Aggregate Consideration for Repurchased Shares	(7,451,957)	(57,278)	(6,801,389)	(54,014)
Net Proceeds from Share Transactions	(4,148,532)	$(31,675)	28,043,759	$225,917

Common shares of the Fund are issued solely to Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Fund to the Feeder Funds during the six months ended June 30, 2018 and the year ended December 31, 2017:
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	2,428,340	$18,813	9,015,370	$71,487
FS Global Credit Opportunities Fund—D	496,437	3,846	1,994,772	15,816
FS Global Credit Opportunities Fund—T	272,415	2,118	17,015,952	137,723
FS Global Credit Opportunities Fund—ADV	95,697	744	5,971,321	48,197
FS Global Credit Opportunities Fund—T2	10,536	82	847,733	6,708
Total Gross Proceeds from Issuance of Common Shares	3,303,425	$25,603	34,845,148	$279,931

During the period from July 1, 2018 to August 14, 2018, the Fund issued 870,006 common shares to Fund—A, 174,676 common shares to Fund—D, 97,066 common shares to Fund—T, 38,546 common shares to Fund—ADV and 3,710 common shares to Fund—T2 for gross proceeds of  $6,835, $1,372, $762, $303 and $29, respectively.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund intends to repurchase common shares held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares repurchased by the Fund from the Feeder Funds during the six months ended June 30, 2018 and the year ended December 31, 2017:
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	(5,097,902)	$(39,161)	(5,635,126)	$(44,774)
FS Global Credit Opportunities Fund—D	(1,221,298)	(9,380)	(1,062,160)	(8,418)
FS Global Credit Opportunities Fund—T	(829,384)	(6,397)	(72,438)	(571)
FS Global Credit Opportunities Fund—ADV	(301,717)	(2,328)	(31,665)	(251)
FS Global Credit Opportunities Fund—T2	(1,656)	(12)	—	—
Total Aggregate Consideration for Repurchased Shares	(7,451,957)	$(57,278)	(6,801,389)	$(54,014)

On July 2, 2018, the Fund repurchased approximately 1,149,331 common shares from Fund—A, 233,096 common shares from Fund—D, 152,066 common shares from Fund—T and 55,964 common shares from Fund—ADV at $7.854 per common share for aggregate consideration totaling $9,027, $1,831, $1,194 and $440, respectively. On July 2, 2018, the Fund did not repurchase any of its common shares to accommodate repurchase requests under Fund—T2’s share repurchase program.
In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s). On July 19, 2018, the Fund repurchased 108,991 common shares from Fund—A, 7,209 common shares from Fund—D, 18,656 common shares from Fund—T and 2,808 common shares from Fund—ADV at $7.848 per common share for aggregate consideration totaling $855, $57, $146 and $22, respectively. The Fund did not repurchase any common shares from Fund—T2.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s investment operations.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Management fees are calculated and payable quarterly in arrears. Effective January 1, 2018, for the year ending December 31, 2018, FS Global Advisor has agreed to waive (a) 0.50% of the base management fee such that the fee received equals 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Feeder Funds’ share repurchase programs.
The calculation of the incentive fee for each quarter is as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•
20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Pursuant to the investment sub-advisory agreement between FS Global Advisor and GSO Capital Partners LP, the former investment sub-adviser to FS Global Advisor, or GSO, GSO was entitled to receive 50% of all management and incentive fees paid to FS Global Advisor under the investment advisory agreement with respect to each year. On April 9, 2018, GSO resigned as the investment sub-adviser to the Fund and terminated the investment sub-advisory agreement. Effective April 9, 2018, FS Global Advisor serves as the sole investment adviser to and provides all investment advisory services to the Fund.
Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the investment advisory agreement and the administration agreement (as defined below) during the six months ended June 30, 2018:
Related Party	Source Agreement	Description	Six Months Ended June 30, 2018
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$16,410
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$—
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$639

(1)
During the six months ended June 30, 2018, $17,970 in management fees were paid to FS Global Advisor and $1,647 of expense reimbursements due from sponsor were used to offset management fees payable. As of June 30, 2018, $8,505 in management fees were payable to FS Global Advisor. Effective January 1, 2018, for the year ending December 31, 2018, FS Global Advisor has agreed to waive 0.50% of its base management fee to which it is entitled under the investment advisory agreement so that the fee received equals 1.50% of the Fund’s average daily gross assets. As a result, the amount shown for the six months ended June 30, 2018 is net of a waiver of $5,470.

(2)
During the six months ended June 30, 2018, $9,717 in incentive fees were paid to FS Global Advisor. As of June 30, 2018, no incentive fees were payable to FS Global Advisor.

(3)
During the six months ended June 30, 2018, the Fund paid $512 in administrative services expenses to FS Global Advisor.

Capital Contribution by FS Global Advisor
In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of  $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.
In March 2016, Michael C. Forman contributed an aggregate of  $200 to purchase 10,000 common shares of beneficial interest of Fund—T and 10,000 common shares of beneficial interest of Fund—ADV,

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

in each case at a price of  $10.00 per share. Immediately prior to the initial weekly closings of Fund—T and Fund—ADV, each Company effected a share split to ensure that the per share price paid by Mr. Forman for the common shares purchased by him in the private placement was equal to the NAV per common share of the Fund on the dates of the initial weekly closings of the Feeder Funds. On the date of the applicable weekly closing, Fund—T purchased 13,544 common shares of the Fund at $7.38 per share and Fund—ADV purchased 13,664 common shares of the Fund at $7.32 per share. Mr. Forman will not tender the common shares of the Feeder Funds for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.
In March 2017, FS Investments contributed $100 to Fund—T2, which was used in its entirety to purchase 10,000 common shares of beneficial interest of Fund—T2 at $10.00 per share. Immediately prior to the initial weekly closing of Fund—T2, the Company effected a share split to ensure that the per share price paid by FS Investments for the common shares purchased in the private placement was equal to the NAV per common share of the Fund on the date of the initial weekly closing. On the date of the applicable weekly closing, Fund—T2 purchased 12,545 common shares of the Fund at $7.97 per share. FS Investmentswill not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreement
Pursuant to the expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.
Under the expense reimbursement agreement, FS Investments will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.
Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
The Fund or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.
The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.
FS Investments agreed to forgo reimbursement of all expense reimbursements made by it to the Fund from inception through December 31, 2015. As such, as of December 31, 2015, there were no amounts subject to reimbursement by the Fund to FS Investments under the expense reimbursement agreement.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursements accrued from FS Investments to the Fund through June 30, 2018 that may be subject to reimbursement to FS Investments:
Quarter Ended(1)	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(2)	Reimbursement Eligibility Expiration
Fiscal 2016
March 31, 2016	$6,071	0.47%	12.69%	March 31, 2019
June 30, 2016	2,123	0.42%	9.77%	June 30, 2019
September 30, 2016	267	0.42%	9.24%	September 30, 2019
Total	$8,461
Fiscal 2017
December 31, 2017	$1,647	0.39%	9.49%	December 31, 2020
Total	$1,647

(1)
The Fund did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay during the six months ended June 30, 2018 and the quarterly periods not presented for fiscal 2017 and 2016.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Fund’s expenses in future years.
Note 5. Distributions
The following table reflects the cash distributions per common share that the Fund declared on its common shares during the six months ended June 30, 2018 and the years ended December 31, 2017 and 2016:
	Distribution
Fiscal Period	Per Share	Amount
For the Year Ended December 31, 2016	$0.8107	$126,479
For the Year Ended December 31, 2017	$0.7969	$153,970
For the Six Months Ended June 30, 2018	$0.2750	$54,521
On June 27, 2018, July 26, 2018 and August 9, 2018, the Board declared regular monthly cash distributions for July, August and September 2018, respectively, each in the amount of  $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim distributions in the form of cash at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.
The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the six months ended June 30, 2018, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments. For the year ended December 31, 2017, if FS Investments had not reimbursed certain of the Fund’s expenses, 1% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.
The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the six months ended June 30, 2018 and the year ended December 31, 2017:
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)(1)	54,521	100%	148,673	97%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	3,650	2%
Expense reimbursement from sponsor	—	—	1,647	1%
Total	$54,521	100%	$153,970	100%

(1)
During the six months ended June 30, 2018 and the year ended December 31, 2017, 87.4% and 86.3% of the Fund’s gross investment income, respectively, was attributable to cash income earned, 8.3% and 12.3%, respectively, was attributable to non-cash accretion of discount and 4.3% and 1.4%, respectively, was attributable to PIK interest.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Fund’s net investment income on a tax basis for the six months ended June 30, 2018 and the year ended December 31, 2017 was $77,208 and $129,633, respectively. As of June 30, 2018, the Fund had $22,687 of undistributed net investment income on a tax basis.
The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses) and reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the six months ended June 30, 2018:
Six Months Ended June 30, 2018
GAAP-basis net investment income (loss)	$71,809
Reclassification of unamortized original issue discount and prepayment fees	(2,649)
Reclassification of mark-to-market unrealized appreciation (depreciation) on certain investments	3,125
Foreign currency gains (losses)	2,645
Other miscellaneous differences	2,278
Tax-basis net investment income (loss)	$77,208

As of June 30, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:
June 30, 2018
Distributable ordinary income	$22,687
Late-year ordinary specified losses	(652)
Capital loss carryover(1)	(107,645)
Net unrealized appreciation (depreciation)	(41,629)
$(127,239)

(1)
The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of June 30, 2018, the Fund had long-term and short-term capital loss carryovers of  $78,391 and $29,254, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,050,854 as of June 30, 2018. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(42,954), which was comprised of gross unrealized appreciation of  $78,688 and gross unrealized depreciation of $121,642, as of June 30, 2018.
As of June 30, 2018, the Fund had a gross deferred tax asset of  $2,115 resulting from unrealized depreciation on investments and prior year capital and net operating losses in the Fund’s wholly-owned taxable subsidiary. As of June 30, 2018, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the components of the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of  $2,115. For the six months ended June 30, 2018, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of June 30, 2018 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$—	$418(1)
Credit default swap contracts	$2,848(2)	$7,662(3)
Options purchased	$3,580(4)	$—
Options written	$—	$904(5)

(1)
Unaudited consolidated statement of assets and liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(2)
Unaudited consolidated statement of assets and liabilities location: Unrealized appreciation on credit default swaps.

(3)
Unaudited consolidated statement of assets and liabilities location: Unamortized swap premiums received.

(4)
Unaudited consolidated statement of assets and liabilities location: Investments, at fair value—unaffiliated.

(5)
Unaudited consolidated statement of assets and liabilities location: Options written, at fair value.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its unaudited consolidated statement of assets and liabilities, are presented in the table above.
The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2018:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$2,848	$2,848	$—	$—	$—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$8,080	$2,848	$—	$5,232	$—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations whose primary underlying risk exposure is credit risk for the six months ended June 30, 2018 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward foreign currency exchange contracts	$3,305(1)	$2,265(2)
Credit default swap contracts	$1,703(3)	$860(4)
Options purchased	$—	$(1,936)(5)
Options written	$—	$883(6)

(1)
Unaudited consolidated statement of operations location: Net realized gain (loss) on forward foreign currency exchange contracts.

(2)
Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)
Unaudited consolidated statement of operations location: Net realized gain (loss) on credit default swaps.

(4)
Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on credit default swaps.

(5)
Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on investments—unaffiliated.

(6)
Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on options written.

The average notional amounts of credit default swap contracts, forward foreign currency exchange contracts and options written outstanding during the six months ended June 30, 2018, which are indicative of the volumes of these derivative types, were $47,857, $175,541 and $1,493, respectively.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2018 was as follows:
Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	883
Premiums received on options written	(1,787)
Premiums paid on exit	—
Fair value at end of period	$(904)

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the unaudited consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the unaudited consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.
For the six months ended June 30, 2018, the average amount of the reverse repurchase agreement and the daily weighted average interest rate for the Fund were $5,720 and 1.79%, respectively. As of June 30, 2018, no reverse repurchase agreements were outstanding.
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2018:
	June 30, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$735,274	$708,206	35%
Senior Secured Loans—Second Lien	249,483	253,148	13%
Senior Secured Bonds	396,101	408,953	20%
Subordinated Debt	445,741	450,612	23%
Collateralized Securities	47,654	48,457	2%
Equity/Other	173,250	138,524	7%
Total	$2,047,503	$2,007,900	100%
Investments Sold Short	$(17,088)	$(17,016)

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

As of June 30, 2018, the Fund was deemed to be an “affiliated person”, as defined in the 1940 Act, of Aspect Software, Inc., in which the Fund has two senior secured loan investments, an unfunded senior secured loan commitment and an equity/other investment. As of June 30, 2018, except for Aspect Software, Inc., the Fund did not “control” and was not an “affiliated person”, each as defined in the 1940 Act, of any of its portfolio companies.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2018, the Fund had four senior secured loan investments with aggregate unfunded commitments of  $49,573. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2018:
	June 30, 2018
Industry Classification	Fair Value	Percentage of Portfolio
Capital Goods	$200,660	10%
Commercial & Professional Services	17,436	1%
Consumer Durables & Apparel	54,043	3%
Consumer Services	140,280	7%
Diversified Financials	123,505	6%
Energy	274,865	14%
Food & Staples Retailing	7,761	0%
Health Care Equipment & Services	33,987	2%
Household & Personal Products	33,347	2%
Insurance	82,727	4%
Materials	247,057	12%
Media	75,468	4%
Pharmaceuticals, Biotechnology & Life Sciences	72,199	3%
Real Estate	12,576	1%
Retailing	130,568	6%
Software & Services	360,930	18%
Technology Hardware & Equipment	60,094	3%
Telecommunication Services	41,654	2%
Transportation	38,743	2%
Total	$2,007,900	100%

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of June 30, 2018:
	June 30, 2018
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,695,839	84%
Europe	176,153	9%
Other	135,908	7%
Total	$2,007,900	100%

(1)
Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the six months ended June 30, 2018, other than short-term securities and U.S. government obligations, were $782,085 and $795,144, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2018, the Fund’s investments were categorized as follows in the fair value hierarchy:
Valuation Inputs	June 30, 2018
Level 1—Price quotations in active markets	$58,826
Level 2—Significant other observable inputs	1,765,336
Level 3—Significant unobservable inputs	183,738
Total	$2,007,900

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of June 30, 2018, the Fund’s forward foreign currency exchange contracts, investments sold short, options written and credit default swaps were categorized as follows in the fair value hierarchy:
	June 30, 2018
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$(17,016)
Level 2—Significant other observable inputs	—	(1,322)
Level 3—Significant unobservable inputs	—	(4,814)
Total	$—	$(23,152)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market, are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy.
The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:
	For the Six Months Ended June 30, 2018
	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$505,379	$256,162	$385,119	$573,156	$68,587	$104,368	$1,892,771
Accretion of discount (amortization of premium)	—	—	—	—	—	208	208
Net realized gain (loss)	(5)	—	—	—	600	—	595
Net change in unrealized appreciation (depreciation)	36,381	(4,595)	(12,315)	21,492	(1,935)	11,278	50,306
Purchases	8,418	—	—	—	—	—	8,418
Paid-in-kind interest	406	—	—	—	—	3,751	4,157
Sales and repayments	(5,174)	—	—	—	(18,795)	—	(23,969)
Net transfers in or out of Level 3(1)	(488,735)	(251,567)	(372,010)	(594,648)	—	(41,788)	(1,748,748)
Fair value at end of period	$56,670	$—	$794	$—	$48,457	$77,817	$183,738
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(3,319)	$—	$—	$—	$(106)	$5,276	$1,851

(1)
As of June 30, 2018, the Fund determined to classify investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Fund identified significant other observable inputs in these market quotations. It is the Fund’s policy to recognize transfers between levels at the beginning of the reporting period.

The following is a reconciliation for the six months ended June 30, 2018 of credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value:
Six Months Ended June 30, 2018
Fair value at beginning of period	$2,737
Net realized gain (loss)	(788)
Net change in unrealized appreciation (depreciation)	(1,988)
Swap premiums paid	—
Coupon payments paid	149
Premiums received on exit	(110)
Net transfers in or out of Level 3	—
Fair value at end of period	$—
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—buy protection still held at the reporting date	$—

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2018 of centrally cleared credit default swaps—sell protection for which significant unobservable inputs (Level 3) were used in determining fair value:
Six Months Ended June 30, 2018
Fair value at beginning of period	$—
Net realized gain (loss)	2,491
Net change in unrealized appreciation (depreciation)	2,848
Swap premiums received	(9,060)
Coupon payments received	(1,093)
Premiums paid on exit	—
Net transfers in or out of Level 3	—
Fair value at end of period	$(4,814)
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to centrally cleared credit default swaps—sell protection still held at the reporting date	$2,848

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2018 are as follows:
Type of Investment	Fair Value at June 30, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$35,462	Market Comparables	Market Yield (%)	8.5% – 11.6%	10.1%
	11,956		EBITDA Multiples (x)	7.0x – 7.5x	7.3x
	6,825		Revenue Multiples (x)	0.1x – 0.1x	0.1x
	2,427		Liquidation Coverage (%)	8.0% – 9.5%	8.8%
Senior Secured Bonds	794	Market Comparables	EBITDA Multiples (x)	5.0x – 5.5x	5.3x
			Production Multiples (Mboe/d)	$47,500.0 – $52,500.0	$50,000.0
			Proved Reserves Multiples (Mmboe)	$16.0 – $17.5	$16.8
			PV-10 Multiples (x)	1.1x – 1.2x	1.1x
Collateralized Securities	48,457	Market Comparables	Market Yield (%)	12.6% – 13.7%	12.9%
Equity/Other	77,817	Market Comparables	EBITDA Multiples (x)	5.0x – 16.8x	7.2x
			Production Multiples (Mboe/d)	$37,500.0 – $52,500.0	$48,984.5
			Proved Reserves Multiples (Mmboe)	$8.5 – $17.5	$16.0
			PV-10 Multiples (x)	1.1x – 1.5x	1.1x
			Revenue Multiples (x)	0.1x – 0.1x	0.1x
Total	$183,738
Centrally Cleared Credit Default Swaps—Sell Protection	$(4,814)	Market Quotes	Indicative Dealer Quotes	(9.9)% - (6.8)%	(9.6)%

(1)
Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements
The following tables present summary information with respect to the Fund’s outstanding financing arrangements as of June 30, 2018. For additional information regarding these financing arrangements, see the notes to the Fund’s audited consolidated financial statements contained in its annual report on Form N-CSR for the year ended December 31, 2017.
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.80%	$162,945	$87,055	August 25, 2018(3)
Bucks Funding Facility	Prime Brokerage Facility	L+1.10%	364,972(4)	—	March 27, 2019(5)
Total			$527,917	$87,055

(1)
Borrowings of each of the Fund’s financing subsidiaries are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)
The carrying amount outstanding under the facility approximates its fair value.

(3)
On August 24, 2018, Dauphin Funding entered into an amendment to the Dauphin Funding facility to, among other things, (i) extend the maturity date of the Dauphin Funding facility to November 23, 2018, (ii) reduce the maximum commitment available under the facility to $150,000, and (iii) remove certain fees related to unused borrowings and canceling commitments under the facility.

(4)
The maximum commitment financing available under the Bucks Funding facility is $300,000. Any amounts borrowed in excess of the maximum commitment financing are callable at the discretion of BNP PBIL.

(5)
As described below, this facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2018, neither party to the facility had provided notice of its intent to terminate the facility.

For the six months ended June 30, 2018, the components of total interest expense for the Fund’s financing arrangements were as follows:
	Dauphin Funding Facility	Bucks Funding Facility	Total
Interest expense	$2,297	$5,829	$8,126
Non-usage fees	456	—	456
Amortization of deferred financing costs	311	11	322
Total interest expense	$3,064	$5,840	$8,904

For the six months ended June 30, 2018, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Fund’s financing arrangements were as follows:
	Dauphin Funding Facility	Bucks Funding Facility	Total
Cash paid for interest expense(1)	$2,521	$12,003	$14,524
Average borrowings under the facility	$130,978	$363,018	$493,996
Effective interest rate on borrowings (including the effect of non-usage fees)	4.32%	3.41%
Weighted average interest rate (including the effect of non-usage fees)	4.20%	3.21%

(1)
Interest under the Dauphin Funding facility is payable quarterly in arrears. Interest under the Bucks Funding facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing.

Dauphin Funding Facility
On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG,

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The terms of the Dauphin Funding facility, as amended, include (i) a maximum commitment available under the facility of  $250,000, (ii) interest to accrue at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.80% per annum, (iii) a commitment fee of 0.75% per annum on the unborrowed portion of the Dauphin Funding facility, (iv) an excess unused fee of 1.05% per annum payable on any unborrowed portion of the Dauphin Funding facility in excess of  $125,000 and (v) a commitment reduction fee in an amount equal to the commitment fee and, as applicable, excess unused fee that would have accrued through scheduled maturity on any amount by which the commitments are reduced. On August 25, 2017, the Dauphin Funding facility was further amended to extend the maturity date of the Dauphin Funding facility to August 25, 2018. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.
The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.
Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified threshold; (f) fraud or other illicit acts by the Fund or FS Global Advisor in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.
As of June 30, 2018, $162,945 was outstanding under the Dauphin Funding facility. The Fund incurred costs in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2018, $94 of such deferred financing costs had yet to be amortized to interest expense.
Bucks Funding Facility
On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, and BNPP, or, collectively, the BNPP Entities. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

facility agreement, a U.S. Prime Brokerage agreement by and between Bucks Funding and BNPP and a special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements. On May 18, 2017, Bucks Funding entered into an amendment to the Bucks Funding facility to increase the maximum commitment available to Bucks Funding under the facility to $300,000.
The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNP PBIL under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Bucks Funding under the Bucks Funding facility are non-recourse to the Fund, and the Fund’s exposure under the Bucks Funding facility is limited to the value of its investment in Bucks Funding.
Borrowings under the Bucks Funding facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the Bucks Funding facility has not been utilized. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNP PBIL has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. during the term of the Bucks Funding facility. Upon any such termination, BNP PBIL is required to pay Bucks Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining and amending the Bucks Funding facility.
In connection with the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNP PBIL’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP PBIL, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP PBIL.
Under the terms of the BNP financing agreements, BNP PBIL has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding will receive a fee from BNP PBIL in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNP PBIL. Bucks Funding may recall any rehypothecated security at any time, and BNP PBIL must return such security or equivalent security within a commercially reasonable period. In the event BNP PBIL does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNP PBIL under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNP PBIL may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.
As of June 30, 2018, $364,972 was outstanding under the Bucks Funding facility. The maximum commitment financing available under the Bucks Funding facility is $300,000. Any amounts borrowed in excess of the maximum commitment financing are callable at the discretion of BNP PBIL. The Fund incurred costs in connection with obtaining and amending the Bucks Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2018, all such deferred financing costs had been amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Feeder Funds’ prospectuses and the Feeder Funds’ and the Fund’s other filings with the U.S. Securities and Exchange Commission.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Global Advisor and its affiliates (including FS Investments) and Note 7 for a discussion of the Fund’s unfunded commitments.
Note 12. Subsequent Events
On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 55,000 shares of its Term Preferred Shares, Series 2023–Fixed Rate and 45,000 shares of its Term Preferred Shares, Series 2023–Floating Rate (collectively, the “Term Preferred Shares”) for net proceeds of  $99,060.

Supplemental Information
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Form N-Q Filings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–T2 and FS Global Credit Opportunities Fund–ADV in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This semi-annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	SAN18-GCO-M
© 2018 FS Investments	DFS AU18

Item 2.   Code of Ethics.
Not applicable to this semi-annual report on Form N-CSR.
Item 3.   Audit Committee Financial Expert.
Not applicable to this semi-annual report on Form N-CSR.
Item 4.   Principal Accountant Fees and Services.
Not applicable to this semi-annual report on Form N-CSR.
Item 5.   Audit Committee of Listed Registrants.
Not applicable to this semi-annual report on Form N-CSR.
Item 6.   Investments.
(a)
The Company invests substantially all of its assets in FS Global Credit Opportunities Fund (the “Fund”), a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund’s unaudited consolidated schedule of investments as of June 30, 2018 is included as part of the Semi-Annual Report included in Item 1 of this semi-annual report on Form N-CSR.

(b)
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this semi-annual report on Form N-CSR.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Company’s annual report on Form N-CSR for the fiscal year ended December 31, 2017.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
The following table provides information concerning the Company’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the six months ended June 30, 2018 pursuant to its share repurchase program. All amounts are in thousands, except share and per share amounts.
REGISTRANT PURCHASES OF EQUITY SECURITIES
Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2018	31,370	$7.519	31,370	(2)
February 1 to February 28, 2018	—	—	—	—
March 1 to March 31, 2018	—	—	—	—
April 1 to April 30, 2018	272,830	$7.669	272,830	(2)
May 1 to May 31, 2018	—	—	—	—
June 1 to June 30, 2018	—	—	—	—
Total	304,200	$7.654	304,200	(2)

(1)
All common shares were purchased as a result of tender offers conducted pursuant to the Company’s previously announced share repurchase program.

(2)
The Company will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of  (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase. The Company’s board of trustees (the “Board”) may amend, suspend or terminate the Company’s share repurchase program at any time.

Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Company’s shareholders may recommend nominees to the Board during the period covered by this semi-annual report on Form N-CSR.
Item 11.   Controls and Procedures.
(a)
The Company’s principal executive officer and principal financial officer have evaluated the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Company’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Company in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
Not applicable to this semi-annual report on Form N-CSR.

Item 13.   Exhibits.
(a)(1)
Not applicable to this semi-annual report on Form N-CSR.

(a)(2)
The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)
Not applicable to this semi-annual report on Form N-CSR.

(a)(4)
Not applicable to this semi-annual report on Form N-CSR.

(b)
The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Global Credit Opportunities Fund—ADV
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer Date: August 28, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer (Principal Executive Officer) Date: August 28, 2018
By: /s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr. Chief Financial Officer (Principal Financial Officer) Date: August 28, 2018